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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


      Date of report (Date of earliest event reported): November 13, 1996
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                               Individual, Inc.
                         ----------------------------
              (Exact Name of Registrant as Specified in Charter)

           Delaware                     0-27734                  04-3036959
------------------------------          -------                  ----------
 (State or Other Jurisdiction         (Commission             (I.R.S. Employer
      of Incorporation)               File Number)          Identification No.)


8 New England Executive Park W.
Burlington, Massachusetts                                     01803
--------------------------------                              -----
(Address of Principal Executive                             (Zip Code)
Offices)


      Registrant's telephone number, including area code:  (617) 273-6000
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ITEM 5.    OTHER EVENTS.

        Individual, Inc. ("Individual" or the "Company") has been named as a defendant in a putative federal securities class action lawsuit filed on November 13, 1996 in the United States District Court for the District of Massachusetts. The lawsuit was filed on behalf of an alleged class of purchasers of the Company's common stock during the period from March 15, 1996 through July 24, 1996. The complaint filed in the lawsuit also names as defendants, among others, certain of the Company's current and former directors and officers, including Joseph A. Amram, the Company's former Chief Executive Officer, as well as the three co-managing underwriters of the Company's initial public offering which closed on March 20, 1996 (the "IPO").

        The complaint alleges, among other things, that the defendants made misstatements, or failed to make statements, to the investing public in the IPO Prospectus and Registration Statement, as well as in subsequent public disclosures, relating to the alleged existence of disputes between Joseph A. Amram and the Company. The plaintiffs seek damages, including costs and expenses, in an unspecified amount, among other relief. The Company believes that the allegations contained in the complaint are without merit and intends to defend vigorously against all such claims. However, the lawsuit is in its earliest stages, and no estimate of possible damages or other losses to the Company, if any, currently can be made. There can be no assurance that the lawsuit ultimately will be resolved on terms that are favorable to the Company or that the resolution of the lawsuit will not have a material adverse effect on the Company and its business, results of operations and financial condition.

        For additional information concerning the filing of the lawsuit, see the
                                                                         ---
press release of Individual dated November 15, 1996, a copy of which is attached to this Form 8-K as Exhibit 99.1 and incorporated herein by reference.
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ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS.


        (c)  Exhibits.
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Exhibit No.           Description
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99.1                  Press Release of Individual dated November 15, 1996
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                                   SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              Individual, Inc.
                                              --------------------------------
                                              (Registrant)



Date: December 5, 1996                         /s/  Robert L. Lentz
                                              --------------------------------
                                              Robert L. Lentz
                                              Vice President, Finance and Chief
                                              Financial Officer
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                                 EXHIBIT INDEX

Exhibit No.       Description
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99.1              Press Release of Individual dated November 15, 1996